                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                        ------------------------------


                               Form 8-K/A No. 1

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                January 5, 1998
                     ------------------------------------
                                Date of Report
                       (Date of earliest event reported)




                        APPLIED VOICE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Washington                    0-25186                  91-1190085
----------------------------     ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                             11410 N.E. 122nd Way
                          Kirkland, Washington 98034
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (425) 820-6000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

     This Amendment No. 1 (this "Amendment") to the Current Report on Form 8-K dated October 23, 1997 (the "Report") of Applied Voice Technology, Inc. (the "Company"), relates to the Company's completion of an acquisition of 100% of the outstanding capital stock of American International Facsimile Products, Inc. ("AIFP"), from Forest City Trading Group, Inc. ("Seller"), pursuant to a Stock Purchase Agreement by and between the Company, Seller and AIFP (the "Purchase Agreement"). AIFP's name was subsequently changed to CommercePath, Inc. ("CommercePath"). Item 7 of the Report stated that the following financial information would be filed not later than 60 days after the date on which the Report was required to be filed: (i) the financial statements of CommercePath required under Item 7(a) of Form 8-K and (ii) the pro-forma financial information required under Item 7(b) of Form 8-K. The purpose of this Amendment is to amend Item 7 to file such financial information.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired

                    COMMERCEPATH

                    FINANCIAL STATEMENTS
                    AS OF JANUARY 31, 1997
                    TOGETHER WITH AUDITORS' REPORT


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Applied Voice Technology, Inc.:

We have audited the accompanying balance sheet of American International Facsimile Products, Inc. as of January 31, 1997, and the related statements of income, shareholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American International Facsimile Products, Inc. as of January 31, 1997, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.



Seattle, Washington,
 December 12, 1997



                                 COMMERCEPATH
                                 ------------


                                 BALANCE SHEET
                                 -------------

                          YEAR ENDED JANUARY 31, 1997
                          ---------------------------


ASSETS

Current assets:
  Accounts receivable, less allowance for
    doubtful accounts of $144,000                                               $1,081,250
  Inventories                                                                      441,685
  Deferred income taxes                                                            313,519
  Prepaid expenses and other                                                       130,010
                                                                                ----------
          Total current assets                                                   1,966,464

Equipment and leasehold improvements, net                                          401,007

Deferred income taxes                                                               37,568
                                                                                ----------
          Total assets                                                          $2,405,039
                                                                                ==========
LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
  Bank overdraft                                                                $  174,550
  Accounts payable                                                                 208,459
  Other current liabilities                                                        104,946
  Due to Forest City Trading Group, Inc.                                           746,557
  Deferred revenues                                                                699,020
                                                                                ----------
          Total current liabilities                                              1,933,532
                                                                                ----------
Commitments

Shareholder's equity:
  Cumulative 8% preferred stock, par value $100 per share, 1,000,000
   shares authorized, none outstanding                                                   -

  Common stock, no par value, 1,000,000 shares authorized, 100,000 shares
   outstanding                                                                       1,000

  Retained earnings                                                                470,507
                                                                                ----------
          Total shareholder's equity                                               471,507
                                                                                ----------
          Total liabilities and shareholder's equity                            $2,405,039
                                                                                ==========

    The accompanying notes are an integral part of this financial statement.


                                 COMMERCEPATH
                                 ------------

                              STATEMENT OF INCOME
                              -------------------

                          YEAR ENDED JANUARY 31, 1997
                          ---------------------------

Net sales                                                      $6,274,279

Cost of sales                                                   1,981,214
                                                               ----------
          Gross profit                                          4,293,065
                                                               ----------

Operating expenses:
General, administrative, research and development               1,571,010
Sales and marketing                                             1,851,390
                                                               ----------
          Total operating expenses                              3,422,400
                                                               ----------
Operating income                                                  870,665
                                                               ----------
Other income (expense):
Interest expense to Forest City Trading Group, Inc.              (143,129)
  Other                                                             5,525
                                                               ----------
          Other expense                                          (137,604)
                                                               ----------
Income before income tax expense                                  733,061

Income tax expense                                               (277,064)
                                                               ----------
Net income                                                     $  455,997
                                                               ==========

    The accompanying notes are an integral part of this financial statement.



                                 COMMERCEPATH
                                 ------------

                       STATEMENT OF SHAREHOLDER'S EQUITY
                       ---------------------------------

                          YEAR ENDED JANUARY 31, 1997
                          ---------------------------

                                          Common Stock                            Total
                                         --------------        Retained       Shareholder's
                                       Shares     Amount       Earnings           Equity
                                      ---------  ---------  --------------  ------------------
Balance at February 1, 1996             100,000     $1,000      $ 344,060           $ 345,060

Net income                                    -          -        455,997             455,997

Dividends                                     -          -       (329,550)           (329,550)
                                        -------     ------      ---------           ---------
Balance at January 31, 1997             100,000     $1,000      $ 470,507           $ 471,507
                                        =======     ======      =========           =========

    The accompanying notes are an integral part of this financial statement.

                                 COMMERCEPATH
                                 ------------

                            STATEMENT OF CASH FLOWS
                            -----------------------

                          YEAR ENDED JANUARY 31, 1997
                          ---------------------------

Cash flows from operating activities:
  Net income                                                      $ 455,997

Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                   128,338
    Changes in current assets and liabilities-
      Accounts receivable                                           258,222
      Inventories                                                    32,561
      Deferred income taxes                                          13,239
      Prepaid expenses                                             (118,994)
      Accounts payable                                              (19,298)
      Other current liabilities                                      78,660
      Deferred revenues                                            (108,443)
                                                                  ---------
      Total adjustments                                             264,285
                                                                  ---------
      Net cash provided by operating activities                     720,282
                                                                  ---------
Cash flows from investing activities:
  Purchase of equipment and leasehold                              (369,278)
  Net proceeds from sale of equipment                                 5,011
                                                                  ---------
      Net cash used in investing activities                        (364,267)
                                                                  ---------
Cash flows from financing activities:
  Net proceeds from bank overdraft                                   81,788
  Repayments to Forest City Trading Group, Inc.                    (108,253)
  Dividends                                                        (329,550)
                                                                  ---------
      Net cash used in financing activities                        (356,015)
                                                                  ---------
      Net change in cash and cash equivalents                            -

Cash and cash equivalents, beginning of year                             -
                                                                  ---------
Cash and cash equivalents, end of year                            $      -
                                                                  =========

Supplemental cash flow disclosures:
  Cash paid for interest                                          $ 143,129
Cash paid to Forest City Trading Group, Inc. for income
 taxes                                                              462,450


    The accompanying notes are an integral part of this financial statement.


                                 COMMERCEPATH
                                 ------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                          YEAR ENDED JANUARY 31, 1997
                          ---------------------------

1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------------------------------

Nature of Business
------------------

American International Facsimile Products, Inc. (the Company), an Oregon corporation, is a developer of high-performance, high-volume, enterprise-wide solutions for electric commerce communication, including the business critical delivery, receipt, conversion and transformation of fax, e-mail, Internet, EDI and other types of information. These bundled hardware and software solutions are installed in commercial customer sites in many industries, primarily in the United States. As of January 31, 1997, the Company was a wholly owned subsidiary of Forest City Trading Group, Inc. (Parent Company). Effective October 22, 1997, the Company was purchased by Applied Voice Technology, Inc. (See Note 5).

Basis of Presentation
---------------------

The preparation of the Company's financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories
-----------

Inventories consist primarily of computer assemblies, components and related equipment, and are stated at the lower of cost (first-in, first-out) or market (net realizable value). Inventory consists of the following:

Raw materials and service parts                                $360,588
Finished goods                                                   81,097
                                                               --------
                                                               $441,685
                                                               ========

Equipment and Leasehold Improvements
------------------------------------

Equipment and leasehold improvements are stated at cost and are depreciated on the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Equipment and leasehold improvements consist of the following:

Computers and software                                        $ 411,415
Leasehold improvements                                           27,063
Furniture, fixtures and equipment                               228,991
                                                              ---------
                                                                667,469
Less: Accumulated depreciation and amortization                (266,462)
                                                              ---------
Equipment and leasehold improvements, net                     $ 401,007
                                                              =========

Bank Overdraft
--------------

The bank overdraft is a result of the Company's cash management program through the parent company, whereby any excess cash is transferred to the parent company's bank accounts, and represents checks issued but not yet presented to the bank for payment.

Revenue Recognition
-------------------

Revenues from sales to customers are recognized when the products are shipped. When the Company has an installation obligation, revenues are recognized when product installation is complete. Revenues from extended warranty agreements and post-contract customer support are recognized over the lives of the related service contracts on the straight-line method.

Concentration of Credit Risk
----------------------------

The Company achieves broad U.S. market coverage for its products. For the year ended January 31, 1997, no customer represented 10% or greater of the Company's sales. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, no collateral is required.

Research and Development Costs
------------------------------

Research and development costs are expensed as incurred. The Company has not capitalized any software development costs, as technological feasibility is not generally established until substantially all development is complete.

2.  INCOME TAXES:
    -------------

The Company has been included in the consolidated federal and state income tax returns filed by its Parent Company. The Parent Company generally allocates the consolidated income tax provision to subsidiaries on a separate return basis. Current federal and state income taxes payable, net of prepayments are included in the amount due to the Parent Company. Amounts due to the Parent Company for income taxes, at January 31, 1997 were approximately $277,000.

Income taxes are provided for in the statements of income using the asset and liability method.

The following is a reconciliation from the U.S. statutory rate to the effective tax rate:

                                                      Amount        Percent
                                                     --------      --------
Tax at statutory rate                                $256,571        35.0%
Other, net                                             20,493         2.8%
                                                     --------        ----
     Income tax expense                              $277,064        37.8%
                                                     ========        ====

Deferred taxes result from temporary differences relating to bad debt and obsolescence reserves, depreciation and amortization and other accruals that are expensed for financial reporting, but are not currently deductible for income tax purposes.


Income tax expense is as follows:

Current:
  Federal                                  $248,537
  State                                      15,288
                                           --------
     Total current                          263,825
                                           --------
Deferred:
  Federal                                    10,896
  State                                       2,343
                                           --------
     Total deferred                          13,239
                                           --------
     Total income tax expense              $277,064
                                           ========

Significant components of the Company's deferred tax asset as of January 31, 1997 are as follows:

Deferred tax assets:
  Deferred revenue                         $280,000
  Depreciation and amortization              37,568
  Accruals and allowances                    31,041
  Other                                       2,478
                                           --------
     Net deferred tax assets               $351,087
                                           ========

3.  DUE TO FOREST CITY TRADING GROUP, INC.:
    ---------------------------------------

Due to Forest City Trading Group, Inc., the sole shareholder of the Company, represents amounts advanced to the Company for operating purposes including interest, income taxes and administrative expenses from the parent company as well as dividends. During fiscal 1997, approximately $329,550 was included in the payable to parent related to dividends. The balance has no payment terms and a variable interest rate (7.512% at January 31, 1997).

4.  COMMITMENTS:
    ------------

Leases
------

The Company leases its office space under noncancelable operating leases. Rent expense under the noncancelable leases amounted to $75,589 for the year ended January 31, 1997. Future minimum fiscal year lease payments under noncancelable operating leases are as follows:

          1998                $135,298
          1999                 144,761
          2000                 155,473
          2001                 166,186
          2002                  43,109
                              --------
                              $644,827
                              ========

5.  SUBSEQUENT EVENT:
    -----------------

On October 22, 1997, the Company was acquired by Applied Voice Technology, Inc. for $10.7 million in cash. Subsequent to the acquisition, the Company changed its name to CommercePath, Inc.

          (b)  Pro Forma Financial Information

                        Applied Voice Technology, Inc.
                   Pro Forma Statement of Income (Unaudited)
                            As of December 31, 1996

                     (in thousands, except per share data)

                                                       Pro Forma Adjustments
                                                       ---------------------
                                          AVT    CommercePath (1)   Other      Pro Forma
                                        ------------------------------------------------
Net Sales                               $44,127      $6,274                     $ 50,401
Cost of Sales                            16,895       1,981                       18,876
                                        ------------------------------------------------
    Gross Profit                         27,232       4,293          --           31,525

Operating Expenses:
    Research and development              4,149         260 (3)                    4,409
    Selling, general and administrative  14,509       3,162          256 (2)      17,927
    Write-off of purchased, in-process
       research and development           4,140                                    4,140
                                        ------------------------------------------------
       Total operating expenses          22,798       3,422          256          26,476

Operating Income                          4,434         871         (256)          5,049

Other income (expense)
    Interest, net                           909        (143)        (415) (4)        351
    Other, net                               10           5                           15
                                        ------------------------------------------------
         Other income, net                  919        (138)        (415)            366

Income before income tax expense          5,353         733         (671)          5,415

Income tax expense                        3,419         277          (92)          3,604
                                        ------------------------------------------------
Net income                              $ 1,934      $  456       $ (256)         $1,811
                                        ================================================

Net income per common share             $  0.33                                   $ 0.31

Weighted average common
  shares outstanding                      5,837                                    5,837

                               Explanatory Notes
                                     for
                             Pro Forma Adjustments

(1) Includes amounts from the CommercePath audited financial statements for the year ended January 31, 1997.

(2) Assumes goodwill from the acquisition in the amount of $1,793 was recorded on January 1, 1996 and is being amortized to expense on a straight-line basis over seven years.

(3) Excludes the one-time write-off of purchased, incomplete research and development in connection with the acquisition.

(4) Foregone interest income on net cash used in the acquisition.

                        Applied Voice Technology, Inc.
                     Pro Forma Balance Sheet  (Unaudited)
                            As of Septemer 30, 1997

                     (in thousands, except per share data)


              ASSETS                                 AVT        AIFP       Other        Pro Forma
              ------                               ------------------     -------       ---------
Current Assets
        Cash & cash equivalents                      9,902        --      (10,373)(2)       (471)
        Short-term investments                      18,614        --                      18,614
        Accounts receivable, net                     6,940      1,768                      8,708
        Inventories                                  4,530        488                      5,018
        Deferred income taxes                        2,605                                 2,605
        Prepaid expenses & other assets                855        127                        982
                                                   ------------------     -------        -------
             Total current assets                   43,446      2,383     (10,373)        35,456

Equipment & leasehold improvements, net              2,027        439                      2,466
Intangibles, net                                     6,021        --        1,793 (3)      7,814
Deferred income taxes                                                                        --
                                                   ------------------     -------        -------
                                                   $51,494     $2,822     $(8,580)       $45,736
                                                   ==================     =======        =======

    LIABILITIES & SHAREHOLDERS' EQUITY
    ----------------------------------
Current liabilities:
        Accounts payable                             2,067        244         --           2,311
        Other current liabilities                    3,347      1,125                      4,472
        Note payable - current portion                 464      1,074      (1,074)(4)        464
        Income taxes payable                         1,893        --                       1,893
                                                   ------------------     -------        -------
             Total current liabilities               7,771      2,443      (1,074)         9,140
                                                   ------------------     -------        -------
Note payable                                           --         --                         --

Shareholder's equity
        Preferred stock                                --         --                         --
        Common stock                                    57          1          (1)            57
        Additional paid-in capital                  30,418        --          --          30,418
        Retained earnings                           13,248        378      (7,505)(5)      6,121
        Deferred compensation                          --                                    --
                                                   ------------------     -------        -------
             Total shareholders' equity             43,723        379      (7,506)        36,596
                                                   ------------------     -------        -------
                                                   $51,494     $2,822     $(8,580)       $45,736
                                                   ==================     =======        =======

                    Applied Voice Technology, Inc.
                   Pro Forma Statement of Income (Unaudited)
                 For the Nine Months Ended September 30, 1997

                     (in thousands, except per share data)

                                                       Pro Forma Adjustments
                                                       ---------------------
                                          AVT    CommercePath (1)   Other      Pro Forma
                                        ------------------------------------------------
Net Sales                               $40,503      $5,377                     $ 45,880
Cost of Sales                            15,023       1,699                       16,722
                                        ------------------------------------------------
    Gross Profit                         25,480       3,678          --           29,158

Operating Expenses:
    Research and development              4,747         270 (6)                    5,017
    Selling, general and administrative  13,422       3,234          192 (3)      16,848
    Write-off of purchased, in-process
       research and development           3,898                                    3,898
                                        ------------------------------------------------
       Total operating expenses          22,067       3,504          192          25,763

Operating Income                          3,413         174         (192)          3,395

Other income (expense)
    Interest, net                           634         (85)        (311)            238
    Other, net                              149         (12)                         137
                                        ------------------------------------------------
         Other income, net                  783         (97)        (311)            375

Income before income tax expense          4,196          77         (503)          3,770

Income tax expense                        1,510          28          (69)          1,469
                                        ------------------------------------------------
Net income                              $ 2,686      $   49       $ (434)         $2,301
                                        ================================================

Net income per common share             $  0.44                                   $ 0.37

Weighted average common
  shares outstanding                      6,160                                    6,160

Fully diluted net income per
  common share                             0.42                                     0.36

Weighted average common shares
  outstanding                             6,391                                    6,391


                               Explanatory Notes
                                     for
                             Pro Forma Adjustments

(1) Includes amounts from the unaudited AIFP income statement for the period from February 1, 1997 to October 22, 1997 and unaudited AIFP balance sheet as of October 22, 1997.

(2) Cash consideration given in acquisition.

(3) Assumes goodwill from the acquisition in the amount of $1,793 was recorded on January 1, 1997 and is being amortized to expense on a straight-line basis over seven years.

(4) Liabilities paid out in acquisition.

(5) Assumes the write-off of purchased, incomplete research and development of $7,127 has been charged to retained earnings.

(6) Excludes the one-time write-off of purchased, incomplete research and development in connection with the acquisition.

(7) Foregone interest income on net cash used in the acquisition.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED VOICE TECHNOLOGY, INC.


Dated:  January 5, 1998
                                     By   /s/ ROGER FUKAI
                                          ------------------------------------
                                          Roger Fukai, Chief Financial Officer

                                                                          Page 4